UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)   July 18, 2003

                         Hampton Roads Bankshares, Inc.
             (Exact name of registrant as specified in its charter)

          Virginia                      005-62335               54-2053718
          --------                      ---------               ----------
 (State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

                  201 Volvo Parkway, Chesapeake, Virginia 23320
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (757) 436-1000

Item 9. Regulation FD Disclosure.

      On July 18, 2003, Hampton Roads Bankshares, Inc. issued a press release announcing that Donald W. Fulton, Jr. joined the Company as a Senior Vice President and Chief Administrative Officer, an executive level position. This information is being furnished pursuant to Item 5 "Other Events and Regulation FD Disclosure" of Form 8-K. A copy of the press release is furnished herewith as
Exhibit 99.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Hampton Roads Bankshares, Inc.

Date July 18, 2003                        By:  /s/ Jack W. Gibson
                                               --------------------------------
                                               Jack W. Gibson
                                               President and Chief Executive
                                               Officer

                                  EXHIBIT INDEX

Exhibit No.                Description of Exhibits
-----------                -----------------------
   99.1                    Press release dated July 18, 2003